                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report:              November 12, 1997



                                 MATTEL, INC.
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            (Exact name of registrant as specified in its charter)


         Delaware                   001-05647              95-1567322
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(State or other jurisdiction      (Commission           (I.R.S. Employer
 of incorporation)                  File No.)         Identification No.)


333 Continental Boulevard, El Segundo, California                   90245-5012

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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code         (310) 252-2000
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                                      N/A

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         (Former name or former address, if changed since last report)

Item 7.        Financial Statements and Exhibits
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          (a)  Financial statements of businesses acquired:   None

          (b)  Pro forma financial information:   None

          (c)  Exhibits:

               1.0 Distribution Agreement dated as of November 12, 1997 among the Registrant, Morgan Stanley & Co. Incorporated and Credit Suisse First Boston Corporation

               4.1 Officer's Certificate establishing the terms of the Series C Medium-Term Notes

               4.2  Form of Floating Rate Series C Medium-Term Note

               4.3  Form of Fixed Rate Series C Medium-Term Note

               5.1 Opinion of Irell & Manella LLP as to the legality of the Series C Medium-Term Notes

              23.1  Consent of Irell & Manella LLP (included in their opinion)



                                  SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MATTEL, INC.
                                            Registrant

                                            By:  /s/ Leland P. Smith
                                                 -------------------------------
                                                 Leland P. Smith
                                                 Secretary and
Date: November 12, 1997                          Assistant General Counsel
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